Exhibit 99.2

Supplemental Analyst Package Fourth Quarter 2005 Earnings Call March 2, 2006

Supplemental Analyst Package Fourth Quarter 2005 Earnings Call TABLE OF CONTENTS Financial Highlights......................................................1 Consolidated Balance Sheets...............................................2 Consolidated and Combined Statements of Operations........................3 Consolidated and Combined Statements of Funds from Operations.............4 Capital Structure.........................................................5 Portfolio Overview........................................................6 Property Results of Operations............................................7 Seasonal Trends by Property Type..........................................8 2006/2007 Leasing Status - Same Store Owned Off-campus Portfolio..........9 2006/2007 Leasing Status - Owned Development Projects and Acquisitions...10 Owned Development Update.................................................11 On-campus Development Update.............................................12 Management Services Update...............................................13 Investor Information.....................................................14

Supplemental Analyst Package
Fourth Quarter 2005 Earnings Call

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)

	Three Months Ended December 31,				Year Ended December 31,			
	2005	2004	$ Change	% Change	2005	2004	$ Change	% Change
Operating Data								
Total revenues	$ 26,049	$ 18,182	$ 7,867	43.3%	$ 87,474	$ 60,823	$ 26,651	43.8%
Operating income	7,884	5,949	1,935		20,571	14,405	6,166	
Net income (loss)	3,858	3,340	518		9,662	(1,339)	11,001	
Net income per share - basic	0.22	0.26			0.65	0.14 [1]		
Net income per share - diluted	0.22	0.26			0.65	0.15 [1]		
FFO	8,146	6,161	1,985		19,975	8,609	11,366	
FFO per share - basic	0.47	0.49			1.34	0.48 [1]		
FFO per share - diluted	0.47	0.48			1.33	0.47 [1]		
FFOM	6,512	4,548	1,964		18,885	6,480	12,405	
FFOM per share - basic	0.38	0.36			1.27	0.34 [1]		
FFOM per share - diluted	0.37	0.36			1.26	0.34 [1]		
Same store net operating income - owned off-campus properties	6,792	6,308	484	7.7%	18,834	16,880	1,954	11.6%

Operating Statistics	December 31, 2005	December 31, 2004
Debt to total market capitalization [2]	31.3%	30.2%
Interest coverage [3]	2.07	2.26
Fixed charge coverage [3]	1.59	1.72

[1] Per share amounts represent the period from August 17, 2004, the date of the Company's initial public offering, to December 31, 2004.

[2] Excludes debt related to our on-campus participating properties of $91.4 million and $77.2 million at December 31, 2005 and 2004, respectively. Also excludes unamortized debt premiums of $4.3 million and $0- at December 31, 2005 and 2004, respectively.

[3] Represents operating performance for the four most recently completed fiscal quarters. Excludes interest and fixed charges associated with our on-campus participating properties.

1

Supplemental Analyst Package Fourth Quarter 2005 Earnings Call CONSOLIDATED BALANCE SHEETS (dollars in thousands) Assets Investments in real estate: Owned off-campus properties, net On-campus participating properties, netInvestments in real estate, net $ December 31, 2005 (unaudited) 417,098 80,370 497,468 $ December 31, 2004 272,450 68,064 340,514 Cash and cash equivalentsRestricted cash Student contracts receivable, net Other assets 24,641 9,502 2,610 16,641 4,635 9,231 2,164 11,084 Total assets $ 550,862 $ 367,628 Liabilities and stockholders' equity Liabilities: Secured debt Accounts payable and accrued expenses Other liabilitiesTotal liabilities $ 291,646 7,983 25,155 324,784 $ 201,014 5,443 20,294 226,751 Minority interests 2,851 2,648 Stockholders' equity: Common stockAdditional paid in capitalAccumulated earnings and distributionsAccumulated other comprehensive incomeTotal stockholders' equity 172 233,388 (10,817) 484 223,227 126 138,343 (282) 42 138,229 Total liabilities and stockholders' equity $ 550,862 $ 367,628

Supplemental Analyst Package
Fourth Quarter 2005 Earnings Call

CONSOLIDATED & COMBINED STATEMENTS OF OPERATIONS

(dollars in thousands, except share and per share data)

	Three Months Ended December 31			Year Ended December 31		
	2005 (unaudited)	2004	$ Change	2005 (unaudited)	2004	$ Change
Revenues:						
Owned off-campus properties	$ 16,802	$ 10,456	$ 6,346	$ 59,239	$ 35,115	$ 24,124
On-campus participating properties	6,207	5,595	612	18,470	17,418	1,052
Third party development services	1,860	1,065	795	5,854	5,803	51
Third party management services	731	798	(67)	2,786	2,105	681
Resident services	449	268	181	1,125	382	743
Total revenues	26,049	18,182	7,867	87,474	60,823	26,651
Operating expenses:						
Owned off-campus properties	7,156	4,404	2,752	27,551	16,861	10,690
On-campus participating properties	2,291	2,122	169	8,325	7,995	330
Third party development and management services	2,323	1,422	901	6,969	5,543	1,426
General and administrative	1,891	1,314	577	6,714	5,234	1,480
Depreciation and amortization	4,328	2,823	1,505	16,471	9,973	6,498
Ground/facility leases	176	148	28	873	812	61
Total operating expenses	18,165	12,233	5,932	66,903	46,418	20,485
Operating income	7,884	5,949	1,935	20,571	14,405	6,166
Nonoperating income and (expenses):						
Interest income	327	25	302	825	82	743
Interest expense	(4,607)	(3,550)	(1,057)	(17,368)	(16,698)	(670)
Amortization of deferred financing costs	(336)	(232)	(104)	(1,176)	(1,211)	35
Other nonoperating income	849	556	293	1,279	927	352
Total nonoperating expenses	(3,767)	(3,201)	(566)	(16,440)	(16,900)	460
Income (loss) before income taxes, minority interests, and discontinued operations	4,117	2,748	1,369	4,131	(2,495)	6,626
Income tax (provision) benefit	(180)	(29)	(151)	(186)	728	(914)
Minority interests	(79)	(30)	(49)	(164)	100	(264)
Income (loss) from continuing operations	3,858	2,689	1,169	3,781	(1,667)	5,448
Discontinued operations:						
Income (loss) attributable to discontinued operations	-	651	(651)	(2)	367	(369)
Gain (loss) from disposition of real estate	-	-	-	5,883	(39)	5,922
Total discontinued operations	-	651	(651)	5,881	328	5,553
Net income (loss)	$ 3,858	$ 3,340	$ 518	$ 9,662	$ (1,339)	$ 11,001
Net income per share - basic	$ 0.22	$ 0.26		$ 0.65	$ 0.14 (1)	
Net income per share - diluted	$ 0.22	$ 0.26		$ 0.65	$ 0.15 (1)	
Weighted-average common shares outstanding:						
Basic	17,204,375	12,622,145		14,882,944	12,513,130 (1)	
Diluted	17,371,328	12,743,145		15,047,202	12,634,130 (1)	

(1) Share and per share amounts represent the period from August 17, 2004, the date of the Company's initial public offering, through December 31, 2004.

3

Supplemental Analyst Package
Fourth Quarter 2005 Earnings Call

CONSOLIDATED & COMBINED STATEMENTS OF FUNDS FROM OPERATIONS

(dollars in thousands, except share and per share data)

	Three Months Ended December 31, 2005	Three Months Ended December 31, 2004	Three Months $ Change	Year Ended December 31, 2005	Year Ended December 31, 2004	Year $ Change
Net income (loss)	$ 3,858	$ 3,340	$ 518	$ 9,662	$ (1,339)	$ 11,001
Minority interests	79	30	49	164	(100)	264
(Gain) loss from disposition of real estate	-	-	-	(5,883)	39	(5,922)
Real estate related depreciation and amortization	4,209	2,791	1,418	16,032	10,009	6,023
Funds from operations ("FFO")	**8,146**	**6,161**	**1,985**	**19,975**	**8,609**	**11,366**
Elimination of operations of on-campus participating properties:						
Net income from on-campus participating properties	(1,321)	(1,179)	(142)	(424)	(270)	(154)
Amortization of investment in on-campus participating properties	(986)	(871)	(115)	(3,661)	(3,531)	(130)
	5,839	4,111	1,728	15,890	4,808	11,082
Modifications to reflect operational performance of on-campus participating properties:						
Our share of net cash flow [1]	176	148	28	842	797	45
Management fees	290	274	16	878	860	18
On-campus participating property development fees [2]	207	15	192	1,275	15	1,260
Impact of on-campus participating properties	673	437	236	2,995	1,672	1,323
Funds from operations – modified for operational performance of on-campus participating properties ("FFOM")	**$ 6,512**	**$ 4,548**	**$ 1,964**	**$ 18,885**	**$ 6,480**	**$ 12,405**
FFO per share						
Basic	$ 0.47	$ 0.49		$ 1.34	$ 0.48 [3]	
Diluted	$ 0.47	$ 0.48		$ 1.33	$ 0.47 [3]	
FFOM per share						
Basic	$ 0.38	$ 0.36		$ 1.27	$ 0.34 [3]	
Diluted	$ 0.37	$ 0.36		$ 1.26	$ 0.34 [3]	
Weighted average common shares outstanding						
Basic	17,204,375	12,622,145		14,882,994	12,513,130 [3]	
Diluted	17,371,328	12,743,145		15,047,202	12,634,130 [3]	

[1] 50% of the properties' net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures. Represents actual cash received for the year-to-date periods and amounts accrued for the interim periods.

[2] Development and construction management fees, including construction savings earned under the general construction contract, related to the Cullen Oaks Phase II on-campus participating property which was completed in August 2005.

[3] Share and per share amounts represent the period from August 17, 2004, the date of the Company's initial public offering, through December 31, 2004.

4

Supplemental Analyst Package Fourth Quarter 2005 Earnings Call CAPITAL STRUCTURE AS OF DECEMBER 31, 2005 (dollars in thousands) Total Debt (1) $ 195,871 Total MarketValue (2) 430,807 Total Market Capitalization $ 626,678 Debt to Total Market Capitalization 31.3% Interest Coverage (3) 2.07 Fixed Charge Coverage (3) 1.59 Weighted Principal Average Average Term to Outstanding (1) Interest Rate Maturity Fixed RateMortgage (1) $ 195,871 6.90% 6.1 Years Variable Rate Unsecured RevolvingCredit Facility --1.6 Years Total / Weighted Average $ 195,871 6.90% 6.1 Years Debt Maturity Schedule $80,000 $70,000 $60,000 $50,000 $40,000 $30,000 $20,000 $10,000 $0 $0 $0 $0 $ 23,592 $ 52,058 $ 49,401 $ 16,306 $ 4,345 $ 11,665 $ 38,504 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 (1) Excluding debtrelated to our on-campusparticipatingproperties totaling$91.4 million witha weighted averageinterest rate of 6.88% andaverage term to maturity of 12.5 years. Also excludes unamortized debt premiums of $4.3 million. (2) Based on share priceof$24.80 atDecember 31,2005. (3) Represents operatingperformance for the four most recently completed fiscal quarters. Excludes interestandfixed chargesassociated with our on-campus participating properties.

Supplemental Analyst Package
Fourth Quarter 2005 Earnings Call

PORTFOLIO OVERVIEW
AS OF DECEMBER 31, 2005

Property	Primary University Served	Units	Beds	Physical Occupancy at December 31, 2005	2004
Owned off-campus properties					
1. Commons On Apache	Arizona State University Main Campus	111	444	100.0% [1]	100.0% [1]
2. The Village at Blacksburg	Virginia Tech University	288	1,056	98.8%	98.6%
3. The Village on University	Arizona State University Main Campus	288	918	96.4%	95.1%
4. River Club Apartments	The University of Georgia – Athens	266	794	97.0%	93.3%
5. River Walk Townhomes	The University of Georgia – Athens	100	340	97.9%	98.2%
6. The Callaway House	Texas A&M University	173	538	103.7%	101.9%
7. The Village at Alafaya Club	The University of Central Florida	228	840	98.9%	96.5%
8. The Village at Science Drive	The University of Central Florida	192	732	99.5%	99.5%
9. University Village at Boulder Creek	The University of Colorado at Boulder	82	309	93.2%	87.1%
10. University Village at Fresno	California State University – Fresno	105	406	97.3%	99.5%
11. University Village at TU	Temple University	220	749	98.8%	99.7%
Subtotal - Same Store Properties		2,053	7,126	98.4%	97.4%
12. University Village at Sweethome [2]	State University of New York – Buffalo	269	828	99.6%	
13. University Club Tallahassee	Florida State University	152	608	99.0%	
14. The Grove at University Club	Florida State University	64	128	98.4%	
15. College Club Tallahassee	Florida A&M University	96	384	97.4%	
16. The Greens at College Club	Florida A&M University	40	160	98.8%	
17. University Club Gainesville	University of Florida	94	376	94.9%	
18. City Parc at Fry Street	University of North Texas	136	418	98.6%	
19. The Estates	University of Florida	396	1,044	98.9%	
20. Callaway Villas [3]	Texas A&M University	236	704	n/a	
21. Villas at Newark [4]	Rutgers University, NJIT, Essex CCC	221	812	n/a	
Subtotal - New Properties		1,704	5,462	98.5% [5]	
Total owned off-campus properties		3,757	12,588	98.5% [5]	
On-campus participating properties					
22. University Village—PVAMU	Prairie View A&M University	612	1,920	99.2%	99.2%
23. University College—PVAMU	Prairie View A&M University	756	1,470	85.8%	98.6%
24. University Village—TAMIU	Texas A&M International University	84	252	75.4%	66.3%
25. Cullen Oaks - Phase I and II [6]	The University of Houston	411	879	99.4%	98.3%
Total on-campus participating properties		1,863	4,521	93.5%	96.9%
Total - all properties		5,620	17,109	97.0% [5]	97.2%

[1] Commons on Apache is 100% leased from August 2004 through July 2006 by Arizona State University.
[2] Construction was completed and property commenced operations in August 2005.
[3] Currently under development - scheduled to open for occupancy in August 2006.
[4] Currently under development - scheduled to open for occupancy in Summer 2007. Pending approval from the City of Newark's Central Planning Board, the increased to 838 beds without modifying the existing building area.
[5] Excludes properties that are currently under development.
[6] Includes an additional phase consisting of 180 units and 354 beds that was completed in August 2005. Occupancy as of December 31, 2004 does not include the additional phase.

6

Supplemental Analyst Package
Fourth Quarter 2005 Earnings Call

PROPERTY RESULTS OF OPERATIONS

(dollars in thousands)

	Three Months Ended December 31,				Year Ended December 31,			
	2005	2004	$ Change	% Change	2005	2004	$ Change	% Change
Property revenues								
Owned off-campus properties:								
Same store properties	$ 11,152	$ 10,712	$ 440	4.1%	$ 34,227	$ 32,263	$ 1,964	6.1%
New properties	6,099	12	6,087	50725.0%	26,137	3,234	22,903	708.2%
Total owned off-campus properties [1]	17,251	10,724	6,527	60.9%	60,364	35,497	24,867	70.1%
On-campus participating properties:								
Same store properties	5,750	5,595	155	2.8%	$ 17,842	$ 17,418	424	2.4%
New properties	457	-	457	100.0%	628	-	628	100.0%
Total on-campus participating properties	6,207	5,595	612	10.9%	18,470	17,418	1,052	6.0%
Total property revenues	$ 23,458	$ 16,319	$ 7,139	43.7%	$ 78,834	$ 52,915	$ 25,919	49.0%
Property operating expenses								
Owned off-campus properties:								
Same store properties	$ 4,360	$ 4,404	$ (44)	-1.0%	$ 15,393	$ 15,383	$ 10	0.1%
New properties	2,796	-	2,796	100.0%	12,158	1,478	10,680	722.6%
Total owned off-campus properties	7,156	4,404	2,752	62.5%	27,551	16,861	10,690	63.4%
On-campus participating properties:								
Same store properties	2,110	2,122	(12)	-0.6%	8,115	7,995	120	1.5%
New properties	181	-	181	100.0%	210	-	210	100.0%
Total on-campus participating properties	2,291	2,122	169	8.0%	8,325	7,995	330	4.1%
Total property operating expenses	$ 9,447	$ 6,526	$ 2,921	44.8%	$ 35,876	$ 24,856	$ 11,020	44.3%
Property net operating income								
Owned off-campus properties:								
Same store properties	$ 6,792	$ 6,308	$ 484	7.7%	$ 18,834	$ 16,880	$ 1,954	11.6%
New properties	3,303	12	3,291	27425.0%	13,979	1,756	12,223	696.1%
Total owned off-campus properties	10,095	6,320	3,775	59.7%	32,813	18,636	14,177	76.1%
On-campus participating properties:								
Same store properties	3,640	3,473	167	4.8%	9,727	9,423	304	3.2%
New properties	276	-	276	100.0%	418	-	418	100.0%
Total on-campus participating properties	3,916	3,473	443	12.8%	10,145	9,423	722	7.7%
Total property net operating income	$ 14,011	$ 9,793	$ 4,218	43.1%	$ 42,958	$ 28,059	$ 14,899	53.1%

[1] Includes revenues related to non-customary activities, which subsequent to our IPO are reflected as Resident Services revenue on the accompanying consolidated statements of operations.

7

Supplemental Analyst Package
Fourth Quarter 2005 Earnings Call

SEASONAL TRENDS BY PROPERTY TYPE (1)

(dollars in thousands)

	Three Months Ended														
		March 31, 2005			June 30, 2005			September 30, 2005			December 31, 2005			Total	
Owned off-campus properties - 12-month leases (9 properties):															
Revenues	$	7,969	25%	$	7,986	25%	$	8,163	25%	$	8,064	25%	$	32,182	100%
Property operating expenses and estimated management costs (2)		2,897	23%		3,047	24%		3,730	30%		2,897	23%		12,571	100%
Subtotal	$	5,072	26%	$	4,939	25%	$	4,433	23%	$	5,167	26%	$	19,611	100%
Average occupancy		97.6%			97.5%			97.4%			98.4%				
Owned off-campus properties - less than 12-month leases (2 properties):															
Revenues	$	3,048	28%	$	2,499	23%	$	2,116	20%	$	3,088	29%	$	10,751	100%
Property operating expenses and estimated management costs (2)		1,257	24%		1,259	24%		1,542	29%		1,231	23%		5,289	100%
Subtotal	$	1,791	33%	$	1,240	23%	$	574	10%	$	1,857	34%	$	5,462	100%
Average occupancy (3)		99.8%			70.2%			79.3%			100.2%				
Total owned off-campus properties (11 properties):															
Revenues	$	11,017	26%	$	10,485	24%	$	10,279	24%	$	11,152	26%	$	42,933	100%
Property operating expenses and estimated management costs (2)		4,154	23%		4,306	24%		5,272	30%		4,128	23%		17,860	100%
Subtotal	$	6,863	27%	$	6,179	25%	$	5,007	20%	$	7,024	28%	$	25,073	100%
Average occupancy (3)		98.0%			91.9%			93.7%			98.8%				
On-campus participating properties - less than 12-month leases (4 properties):															
Revenues	$	5,517	31%	$	3,160	18%	$	3,519	19%	$	5,820	32%	$	18,016	100%
Property operating expenses and estimated management costs (2)		1,979	24%		2,036	24%		2,111	25%		2,198	27%		8,324	100%
Subtotal	$	3,538	36%	$	1,124	12%	$	1,408	15%	$	3,622	37%	$	9,692	100%
Average occupancy (3)		94.4%			39.9%			66.0%			93.1%				
Grand total - all properties (15 properties):															
Revenues	$	16,534	27%	$	13,645	22%	$	13,798	23%	$	16,972	28%	$	60,949	100%
Property operating expenses and estimated management costs (2)		6,133	24%		6,342	24%		7,383	28%		6,326	24%		26,184	100%
Subtotal	$	10,401	30%	$	7,303	21%	$	6,415	18%	$	10,646	31%	$	34,765	100%
Average occupancy (3)		96.7%			72.7%			83.5%			96.7%				

(1) For purposes of the seasonal trend analysis, the following properties are excluded: 2005 acquisitions, 2005 dispositions, and properties under construction during 2005. Only those assets that were owned and operated during all four quarters are reflected.

(2) Represents direct property expenses and estimated management costs for owned off-campus properties at 2.5% of revenues, whereas on-campus participating properties operating expenses include actual management costs.

(3) At those proeprites with less than 12-month leases average occupanices include the decrease in occupancy occuring during the summer months.

8

Supplemental Analyst Package
Fourth Quarter 2005 Earnings Call

2006/2007 LEASING STATUS
SAME STORE OWNED OFF-CAMPUS PORTFOLIO

	Current Apps + Leases [1]	% of Rentable Beds	Prior Year [2]	Variance Beds	Variance %	Rentable Beds [3]	Total Design Beds
Applications + Leases							
Commons on Apache	0	0%	444	(444)	-100%	444	444
The Village at Blacksburg	1,034	99%	1,002	32	3%	1,048	1,056
The Village on University	104	11%	56	48	86%	906	918
River Club Apartments	341	44%	369	(28)	-8%	776	794
River Walk Townhomes	180	54%	178	2	1%	335	340
The Callaway House	442	84%	410	32	8%	527	538
The Village at Alafaya Club	222	27%	167	55	33%	831	840
The Village at Science Drive	399	55%	340	59	17%	722	732
University Village at Boulder Creek	341	114%	60	281	468%	299	309
University Village Fresno	160	40%	216	(56)	-26%	396	406
University Village at TU	290	40%	400	(110)	-28%	731	749
University Village at Sweethome	644	79%	637	7	1%	813	828
University Club Tallahassee [4]	406	55%	327	79	24%	736	736
College Club Tallahassee [5]	152	28%	89	63	71%	540	544
University Club Gainesville	373	99%	51	322	631%	376	376
Applications + Leases Total	**5,088**	**54%**	**4,746**	**342**	**7%**	**9,480**	**9,610**
Leases							
Commons on Apache	0	0%	444	(444)	-100%	444	444
The Village at Blacksburg	1,012	97%	976	36	4%	1,048	1,056
The Village on University	51	6%	0	51	100%	906	918
River Club Apartments	336	43%	364	(28)	-8%	776	794
River Walk Townhomes	175	52%	177	(2)	-1%	335	340
The Callaway House	364	69%	308	56	18%	527	538
The Village at Alafaya Club	206	25%	164	42	26%	831	840
The Village at Science Drive	369	51%	321	48	15%	722	732
University Village at Boulder Creek	281	94%	55	226	411%	299	309
University Village Fresno	142	36%	140	2	1%	396	406
University Village at TU	233	32%	302	(69)	-23%	731	749
University Village at Sweethome	571	70%	551	20	4%	813	828
University Club Tallahassee [4]	359	49%	313	46	15%	736	736
College Club Tallahassee [5]	150	28%	75	75	100%	540	544
University Club Gainesville	369	98%	30	339	1130%	376	376
Leases Total	**4,618**	**49%**	**4,220**	**398**	**9%**	**9,480**	**9,610**

[1] As of February 24, 2006
[2] As of February 25, 2005 (Comparison of last Friday in February of each year)
[3] Rentable Beds exclude beds needed for on-site staff and/or model units.
[4] For lease administration purposes, University Club and The Grove at University Club are reported combined.
[5] For lease administration purposes, College Club Tallahassee and The Greens at College Club are reported combined.

9

Supplemental Analyst Package Fourth Quarter 2005 Earnings Call 2006/2007 LEASING STATUS OWNED DEVELOPMENT PROJECTS AND ACQUISITIONS NEW DEVELOPMENTS Variance Current Apps % of Rentable Rentable Total Design + Leases (1) Beds Prior Year (2) Beds % Beds (3) Beds Applications + Lease s Callaway Villas Applications + Leases Total Le ase s Callaway Villas Leases Total NEW ACQUISITIONS 486 69% 486 69% 379 54% 379 54% Curre nt Apps + Le ase s (1) % of Rentable Beds n/a n/a n/a n/a Prior Year (2) n/a n/a 704 704 n/a n/a 704 704 n/a n/a 704 704 n/a n/a 704 704 Variance % Rentable Beds (3) Total De sign Beds Variance Applications + Leases City Parc at Fry Street 169 41% n/a n/a n/a 411 418 The Estates 696 67% n/a n/a n/a 1,037 1,044 Applications + Leases Total 865 60% n/a n/a n/a 1,448 1,462 Leases City Parc at Fry Street 161 39% n/a n/a n/a 411 418 The Estates 661 64% n/a n/a n/a 1,037 1,044 Leases Total 822 57% n/a n/a n/a 1,448 1,462 (1) As of February 24, 2006 (2) Prior year data is not applicable as property was not under construction or owned by American Campus Communities in prior year. (3) Rentable Beds exclude beds needed for on-site staff and/or model units.

Supplemental Analyst Package
Fourth Quarter 2005 Earnings Call

OWNED DEVELOPMENT UPDATE

(dollars in thousands)

PROJECTS UNDER CONSTRUCTION

Project	Location	Primary University Served	Units	Beds	Estimated Project Costs	% Complete [1]	Scheduled to Open for Occupancy
Callaway Villas	College Station, TX	Texas A&M University	236	704	$ 37,475	31%	August 2006
Village at Newark	Newark, NJ	Rutgers University, NJIT, Essex CCC	221	812 [2]	72,935	9%	Summer 2007
					$ 110,410		

PROJECTS IN PRE-DEVELOPMENT

Project	Location	Anticipated Commencement	Targeted Units	Targeted Beds	Estimated Project Cost	Targeted Completion
Arizona State University [3]	Tempe, AZ					
Component I [4]		December 2006	636	1,650	$ 125,000	August 2008
Component II [5]		December 2006	537	1,700	110,000	August 2008
Component III		First Quarter 2008	575	1,500	110,000	August 2009
					$ 345,000	

[1] Based on costs incurred under general construction contract as of December 31, 2005.
[2] Pending approval from the City of Newark's Central Planning Board, the project's capacity can be increased to 838 beds without modifying the existing building area.
[3] Component developments are contingent upon Board of Regents approval on each component and execution of all transactional documents, including a ground lease agreement with Arizona State University for each component.
[4] Includes parking structure and retail space.
[5] Includes the new Barrett Honors College.

11

Supplemental Analyst Package Fourth Quarter 2005 Earnings Call ON-CAMPUS DEVELOPMENT UPDATE (dollars in thousands) Three Months Ended Dec 31, Year Ended Dec. 31, 2005 2004 $ Change 2005 2004 $ Change Development services revenue $ 1,860 $ 1,065 $ 795 $ 5,854 $ 5,803 $ 51 % of total revenue 7.1% 5.9% 6.7% 9.5% RECENTLY COMPLETED PROJECTS Completion Project Location Primary University Served Units Beds Total Fees Date Cardinal Village Dining Hall Beaumont, TX Lamar University n/a n/a $ 110 November 2005 CONTRACTED PROJECTS IN PROGRESS Fees Earned to Remaining Scheduled Project Location Primary University Served Units Beds Total Fees Date (1) Fees (1) Completion Vista del Campo Phase II Irvine, CA University of California - Irvine 545 1,564 $ 3,500 $ 2,167 $ 1,333 August 2006 West Virginia University - Evansdale (2) Morgantown, WV West Virginia University 96 345 725 524 201 August 2006 Fenn Tower Renovation Cleveland, OH Cleveland State University 174 438 1,510 912 598 August 2006 The Inn at Auraria (3) Denver, CO Auraria Higher Education System 125 439 300 213 87 August 2006 West Virginia University - Potomac State ( Keyser, WV Potomac State College 107 355 700 348 352 August 2007 West Virginia University - Downtown (5) Morgantown, WV West Virginia University 89 323 350 270 80 August 2008 $ 7,085 $ 4,434 $ 2,651 AWARDED PROJECTS Estimated Project Location Anticipated Commencement Fees University of Hawaii -Manoa (6) Honolulu, HI First Quarter 2007 $ 3,140 University of New Orleans (7) New Orleans, LA Summer 2006 1,550 Hope International University (8) Fullerton, CA Undetermined - ArizonaState University - DPS (9) Tempe, AZ Second Quarter 2006 300 Blinn College Brenham, TX Undetermined $ 4,990 (1) As of December 31, 2005 (2) The West Virginia -Evansdale project consists of pre-development and design services which were completed in the third quarter 2005 and construction administration services which are currently in progress. Contractual fees are shown net of costs anticipated to be incurred to complete the project. (3) The Inn at Auraria project consists of pre-development, initial operations and marketing services. (4) The WestVirginia -Potomac State projectconsists of pre-development and design services which are currently in progress andconstructionadministration services which are scheduled to commence in the second quarter 2006. Contractual fees are shown net of costs anticipated to be incurred to complete the project. (5) The WestVirginia -Downtown projectconsists of pre-development and design services which are currently in progress. Contractual fees are shown net ofcosts anticipated to be incurred to complete the project (6) The University of Hawaii-Manoa project consists of pre-development, development and construction management services. We are currently working with the University under a signed services agreement. (7) Hurricane Katrina has caused a delay in the commencement ofconstructionfor this project. The Universityhas expressed their commitment to this project moving forward, with a target opening of August 2007. (8) Currently in the strategic planning phase and in the process of determining project size and scope. (9) We will provide development services for the relocation of a DPS station in order to utilize the site for on-campus student housing.

Supplemental Analyst Package Fourth Quarter 2005 Earnings Call MANAGEMENT SERVICES UPDATE (dollars in thousands) Management services revenue % of total revenue 2005 2004 $ Change 731 $ 798 $ (67) $ 2.8% 4.4% Three Months Ended December 31, 2005 2004 $ Change 2,786 $ 2,105 $ 681 $ 3.2% 3.5% YTD Ended December 31, NEW MANAGEMENT CONTRACTS Property Location Fenn Tower Cleveland, OH Cleveland State University University Units 174 Beds 438 Estimated Annual Fees 100 $ Anticipated Commencement August 2006 The Inn at Auraria Denver , CO Auraria Higher Education System 125 439 145 August 2006 Vista del Campo Phase II Irvine, CA University of California Irvine 545 1,564 400 August 2006 $ 645 DEVELOPMENT AWARDS WITH ANTICIPATED MANAGEMENT Anticipated University Location Commencement Universityof Hawaii- Manoa Honolulu, HI August2008

Supplemental Analyst Package
Fourth Quarter 2005 Earnings Call

INVESTOR INFORMATION

Executive Management

William C. Bayless, Jr.	Chief Executive Officer
Brian B. Nickel	Chief Financial Officer
James C. Hopke	Chief Investment Officer
Greg A. Dowell	Chief of Operations

Research Coverage *

Anthony Paolone / Joseph Dazio, J.P. Morgan Securities, Inc.
(212) 622-6682 / (212) 622-6416
anthony.paolone@jpmorgan.com / joseph.c.dazio@jpmorgan.com

John Stewart, Citigroup Equity Research
(212) 816-1685
john.j.stewart@citigroup.com

Louis Taylor / Christeen Kim, Deutsche Bank - North America
(212) 250-4912 / (212) 250-6771
louis.taylor@db.com / christeen.kim@db.com

David Rodgers, KeyBanc Capital Markets
(216) 263-4785
drodgers@keybanccm.com

Stephen Swett, Wachovia Securities, LLC
(212) 909-0954
stephen.swett@wachovia.com

*American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of American Campus Communities, Inc. or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Additional Information

Corporate Headquarters:
American Campus Communities, Inc.
805 Las Cimas Parkway
Suite 400
Austin, Texas 78746

Investor Relations:
Gina Cowart
(512) 732-1041
gcowart@studenthousing.com

14

Supplemental Analyst Package Fourth Quarter 2005 Earnings Call FORWARD LOOKING STATEMENTS This supplemental package contains forward-looking statements, which express the current beliefs and expectations of management. Except for historical information, the matters discussed in this supplemental package are forward-looking statements and can be identified by the use of the words "anticipate," "believe," "expect," "intend," "may," "might," "plan," "estimate," "project," "should," "will," "result" and similar expressions. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause our future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including risks and uncertainties inherent in the national economy, the real estate industry in general, and in our specific markets; the effect of terrorism or the threat of terrorism; legislative or regulatory changes including changes to laws governing REITS; our dependence on key personnel whose continued service is not guaranteed; availability of qualified acquisition and development targets; availability of capital and financing; rising interest rates; rising insurance rates; impact of ad valorem and income taxation; changes in generally accepted accounting principals; and our continued ability to successfully lease and operate our properties. While we believe these forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be achieved. These forward-looking statements are made as of the date of this supplemental package, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.